UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2006

ECC Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32430	841642470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1833 Alton Parkway, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 856-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2006, the registrant and Friedman, Billings, Ramsey Group, Inc. ("Friedman") entered into a letter of amendment (the "Letter of Amendment") amending that certain Registration Rights Agreement dated as of February 14, 2005, by and among Friedman, Milestone Advisors LLC and the registrant (the "Registration Rights Agreement"). The Letter of Amendment extends the "Filing Deadline" to April 30, 2006. The Registration Rights Agreement was filed as Exhibit 10.49 to the registrant’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission on February 10, 2005. The Letter of Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Letter of Amendment to Registration Rights Agreement dated as of March 16, 2006, by and between Friedman Billings, Ramsey Group, Inc. and ECC Capital Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC Capital Corporation

March 22, 2006	By:	/s/ Shahid S. Asghar

Name: Shahid S. Asghar
Title: President & Co-Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Letter of Amendment to Registration Rights Agreement dated as of March 16, 2006, by and between Friedman Billings, Ramsey Group, Inc. and ECC Capital Corporation.